Exhibit 10.3
EXECUTION VERSION
WAIVER
          This WAIVER dated as of June 20, 2008 (this “Waiver”), is entered into by and among DURA OPERATING CORP., a Delaware corporation, a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code (the “Company”), DURA AUTOMOTIVE SYSTEMS, INC., a Delaware corporation, a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code (“Holdings”), certain SUBSIDIARIES OF HOLDINGS AND COMPANY, each a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code, as Guarantors, the lenders from time to time party to the Revolving DIP Credit Agreement (as defined below) (the “Lenders”), GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent (together with its permitted successors in such capacity, the “Administrative Agent”) and as Collateral Agent, and BARCLAYS CAPITAL, the investment banking division of Barclays Bank PLC, as Joint Lead Arranger and Documentation Agent, and BANK OF AMERICA, N.A., as Issuing Bank.
RECITALS:
          WHEREAS, Company, Holdings, the Lenders, the Administrative Agent and the other parties thereto have entered into that certain Senior Secured Super-Priority Debtor in Possession Revolving Credit and Guaranty Agreement, dated as of November 30, 2006 (as modified hereby and as further amended, modified or restated from time to time, the “Revolving DIP Credit Agreement”). Capitalized terms used but not defined in this Waiver shall have the meanings that are set forth in the Revolving DIP Credit Agreement; and
          WHEREAS, Company has requested that the Administrative Agent and Lenders waive the requirement under Section 5.16(f) of the Revolving DIP Credit Agreement that the effective date of the New Plan shall have occurred and the transactions contemplated as part of the New Plan shall have closed on or before June 20, 2008; and
          WHEREAS, the Administrative Agent and the Lenders have agreed, subject to the limitations and conditions set forth herein, to consent to such waiver as set forth herein.
          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION 1. WAIVER
     1.1. The Administrative Agent and Lenders hereby waive the requirement under Section 5.16(f) of the Revolving DIP Credit Agreement that the effective date of the New Plan shall have occurred and the transactions contemplated as part of the New Plan shall have closed on or before June 20, 2008.
SECTION 2. CONDITIONS PRECEDENT TO EFFECTIVENESS
     2.1. Effectiveness of Waiver. The effectiveness of this Waiver is subject to the Administrative Agent receiving this Waiver, duly executed by each of the Credit Parties, the Administrative Agent and Requisite Lenders.

SECTION 3. MISCELLANEOUS
     3.1. Binding Effect. This Waiver shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Lenders.
     3.2. Severability. In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
     3.3. Reference to Revolving DIP Credit Agreement. On and after the date on which the conditions in Section 2.1 hereof are satisfied, each reference in the Revolving DIP Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Revolving DIP Credit Agreement, and each reference in the other Credit Documents to the “Revolving DIP Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Revolving DIP Credit Agreement shall mean and be a reference to the Revolving DIP Credit Agreement as modified by this Waiver.
     3.4. Effect on Revolving DIP Credit Agreement. Except as specifically modified by this Waiver, the Revolving DIP Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.
     3.5. Execution. The execution, delivery and performance of this Waiver shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Revolving DIP Credit Agreement or any of the other Credit Documents.
     3.6. Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.
     3.7. APPLICABLE LAW. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD REQUIRE THE APPLICATION OF LAWS OTHER THAN THOSE OF THE STATE OF NEW YORK.
     3.8. Counterparts; Telecopied Signatures. This Waiver may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Any signature delivered by a party by facsimile or other electronic transmission shall be deemed to be an original signature hereto.
     3.9. Credit Document. This Waiver is a Credit Document.
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2

          IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

DURA AUTOMOTIVE SYSTEMS, INC.
DURA OPERATING CORP.
DURA SPICEBRIGHT, INC.
ADWEST ELECTRONICS, INC.
ATWOOD AUTOMOTIVE, INC.
ATWOOD MOBILE PRODUCTS, INC.
CREATION GROUP HOLDINGS, INC
CREATION GROUP, INC.
CREATION GROUP TRANSPORTATION, INC.
CREATION WINDOWS, INC.
DURA AUTOMOTIVE SYSTEMS CABLE OPERATIONS, INC.
DURA AUTOMOTIVE SYSTEMS OF INDIANA, INC.
DURA GLOBAL TECHNOLOGIES, INC.
KEMBERLY, INC.
MARK I MOLDED PLASTICS OF TENNESSEE, INC.
SPEC-TEMP., INC.
UNIVERSAL TOOL & STAMPING COMPANY, INC.

By:
Name:
Title:

[SIGNATURE PAGE TO WAIVER]

DURA SHIFTER L.L.C. By: DURA OPERATING CORP., Its: SOLE MEMBER
By:
Name:
Title:

DURA AIRCRAFT OPERATING COMPANY, LLC By: DURA OPERATING CORP., Its: SOLE MEMBER
By:
Name:
Title:

DURA BRAKE SYSTEMS, L.L.C. By: DURA OPERATING CORP., Its: SOLE MEMBER
By:
Name:
Title:

DURA CABLES NORTH LLC By: ATWOOD AUTOMOTIVE, INC., Its: SOLE MEMBER
By:
Name:
Title:

[SIGNATURE PAGE TO WAIVER]

DURA CABLES SOUTH LLC By: ATWOOD AUTOMOTIVE, INC., Its: SOLE MEMBER
By:
Name:
Title:

DURA FREMONT L.L.C. DURA GLADWIN L.L.C. DURA MANCELONA L.L.C. DURA SERVICES L.L.C.
By:
Name:
Title:

CREATION WINDOWS, LLC KEMBERLY, LLC
By:
Name:
Title:

DURA G.P. By: DURA OPERATING CORP., Its: MANAGING GENERAL PARTNER
By:
Name:
Title:

[SIGNATURE PAGE TO WAIVER]

TRIDENT AUTOMOTIVE, L.P. By: TRIDENT AUTOMOTIVE LIMITED, Its: GENERAL PARTNER
By:
Name:
Title:

TRIDENT AUTOMOTIVE, L.L.C. By: TRIDENT AUTOMOTIVE CANADA, CO., Its: MANAGING MEMBER
By:
Name:
Title:

PATENT LICENSING CLEARINGHOUSE L.L.C. By: MARK I MOLDED PLASTICS OF TENNESSEE, INC., Its: SOLE MEMBER
By:
Name:
Title:

[SIGNATURE PAGE TO WAIVER]

GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent, Collateral Agent, and a Lender
By:
Name:
Title:

[SIGNATURE PAGE TO WAIVER]

BARCLAYS BANK PLC, as a Lender under the Revolving DIP Credit Agreement
By:
Name:
Title:

[SIGNATURE PAGE TO WAIVER]

GE BUSINESS FINANCIAL SERVICES INC. as a Lender under the Revolving DIP Credit Agreement
By:
Name:
Title:

[SIGNATURE PAGE TO WAIVER]

BANK OF AMERICA, N.A., as a Lender under the Revolving DIP Credit Agreement
By:
Name:
Title:

[SIGNATURE PAGE TO WAIVER]

WACHOVIA BANK, NATIONAL ASSOCIATION as a Lender under the Revolving DIP Credit Agreement
By:
Name:
Title:

[SIGNATURE PAGE TO WAIVER]